UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-21621

Name of Fund:  Defined Strategy Fund Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Mitchell M. Cox, Chief Executive
       Officer, Defined Strategy Fund Inc., 4 World Financial Center, 5th Floor, New York, New York 10080. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (212) 449-8118

Date of fiscal year end: 09/30/07

Date of reporting period: 10/01/06 - 03/31/07

Item 1 - Report to Stockholders


Defined Strategy Fund Inc.

Semi-Annual Report (Unaudited)
March 31, 2007



(IQ Logo) INVESTMENT ADVISORS
(N Logo) NUVEEN INVESTMENTS



www.IQIAFunds.com


Defined Strategy Fund Inc. seeks total returns that, exclusive of Fund fees and expenses, exceed the performance of the 10 highest dividend-yielding stocks included in the Dow Jones Industrial Average (SM) as determined once each year (normally two trading days prior to the last day of the calendar year in which the U.S. stock markets are open for trading).

This report, including the financial information herein, is transmitted to shareholders of Defined Strategy Fund Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge at www.IQIAFunds.com/proxyvoting.asp or upon request by calling toll-free 1-877-449-4742 or through the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.IQIAFunds.com/proxyvoting.asp; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Defined Strategy Fund Inc.
P.O. Box 9011
Princeton, NJ 08543-9011


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Defined Strategy Fund Inc.


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions.

When you visit this site, you will obtain a personal identification number
(PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


Contact Information


For more information regarding the Fund, please visit www.IQIAFunds.com or contact us at 1-877-449-4742.



DEFINED STRATEGY FUND INC.                                       MARCH 31, 2007



Portfolio Information


As of March 31, 2007


                                               Percent of
Ten Largest Equity Holdings                    Net Assets

AT&T Inc.                                         10.7%
Altria Group, Inc.                                 9.9
Verizon Communications, Inc.                       9.8
E.I. du Pont de Nemours & Co.                      9.8
Merck & Co., Inc.                                  9.8
JPMorgan Chase & Co.                               9.7
General Motors Corp.                               9.6
Pfizer, Inc.                                       9.4
General Electric Co.                               9.2
Citigroup, Inc.                                    8.9



                                               Percent of
Five Largest Industries                        Net Assets

Diversified Telecommunication Services            20.5%
Pharmaceuticals                                   19.2
Diversified Financial Services                    18.6
Tobacco                                            9.9
Chemicals                                          9.8



                                               Percent of
Sector Representation                          Net Assets

Telecommunication Services                        20.5%
Health Care                                       19.4
Financials                                        18.6
Consumer Discretionary                            10.8
Consumer Staples                                   9.9
Materials                                          9.8
Industrials                                        9.3
Utilities                                          0.2
Information Technology                             0.2
Other*                                             1.3


 * Includes portfolio holdings in short-term investments.

   For Fund compliance purposes, the Fund's industry and sector classifications refer to any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry and sector sub-classifications for reporting ease. Percents shown include variable prepaid forward contracts.



DEFINED STRATEGY FUND INC.                                       MARCH 31, 2007



Discussion With Your Fund's Portfolio Manager


We are pleased to provide you with this shareholder report for Defined Strategy Fund Inc. While the Fund is advised by IQ Investment Advisors LLC, the following discussion is provided by Nuveen Asset Management, the Fund's subadviser.


The investment objective of Defined Strategy Fund Inc. (the "Fund") is to seek total returns that, exclusive of Fund fees and expenses, exceed the performance of the 10 highest dividend-yielding stocks included in the Dow Jones Industrial Average (SM) ("DJIA (SM)") as determined once each year. In addition, the Fund enters into variable prepaid forward ("VPF") contracts with terms of approximately one year to sell liquid equity securities (the "Other Stocks").


How did the Fund perform during the six month period?

For the six-month period ended March 31, 2007, the Common Stock of the Fund had a total investment return of +5.56%, based on a change in per share net asset value from $21.16 to $22.04, and assuming reinvestment of all distributions paid during the period, which amounted to $0.272. For comparative purposes, during the same period, the unmanaged reference index, the Dow Jones 10 Index (the "Index"), returned +6.21% (including reinvestment of any dividends). The difference between the performance of the Fund and the performance of the Index was primarily due to fees and expenses incurred by the Fund and the performance attributable to the Fund's investments in VPF contracts, which detracted from the Fund's overall performance. It is not possible to make a direct investment in the Index. During the six-month period, distributions per share were paid as follows:


October 2006                            $.139
December 2006                           $.133


These distributions equate to net annualized distribution yields of 2.48% and 2.68%, based, respectively, on a per share net asset value of $22.04 and per share market price of $20.34 as of March 31, 2007. It is the intention of the Fund and the portfolio manager to continue to pay distributions on a quarterly schedule going forward.

The overall positive returns for the Index and the portfolio during the six-month period were driven by AT&T Inc., E.I. du Pont de Nemours & Co. and Altria Group, Inc., which were up 23.65%, 17.12% and 17.06%, respectively, on a total return basis. The laggards during the period were Pfizer, Inc., General Motors Corp. and General Electric Co., which posted total returns of -9.15%, -6.59% and +1.71%, respectively.

The Other Stocks are a risk-controlled investment consisting of a 15-to-20 stock portfolio. In exchange for a small upfront charge, the Fund participates in the potential price appreciation of each of the Other Stocks between 4.0% and 8.3%. A failure to appreciate 4.0% results in a loss of the upfront charge while an appreciation above 8.3% results in no additional benefit for the Fund. Because each of the Fund's Other Stocks is subject to a VPF, the Fund's potential loss associated with each Other Stock is limited to the small upfront expense incurred by selling the VPF. As of March 31, 2007, 11 of the Fund's 15 Other Stocks have appreciated in value and the remaining four Other Stocks have depreciated in value.

For a description of the Fund's total investment return based on a change in per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of distributions, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or a discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


Describe the market environment during the six-month period.

The U.S. economy grew at an annual rate of 2.5% in the fourth quarter of 2006, demonstrating positive momentum despite weakness in the housing, manufacturing and energy sectors. Continued uncertainty around the direction of the housing market, climbing delinquency rates in the subprime mortgage sector and softness in the housing construction labor market suggest that economic growth rates in the 2% range are likely through the first half of 2007. The Federal Reserve Board (the Fed) maintained its target rate of 5.25% in March. Despite the modest pace of economic growth, core inflation was 2.7% in February, above the Fed's target of 2.0%. For the first quarter of 2007, the employment sector grew by 455,000 new jobs, while the jobless rate dropped to a five-year low of 4.4%. The solid employment picture reveals underlying strength in the U.S. economy, despite signs of weakness in housing and manufacturing.



DEFINED STRATEGY FUND INC.                                       MARCH 31, 2007



During the period, equity markets rallied from October 2006 to late February 2007. However, on February 27, China's Shanghai Composite Index fell by 8.84%, sparking a chain reaction around the globe. In Europe, France's CAC 40 Index fell by 3.02%, Germany's DAX Index fell by 2.96% and London's FTSE 100 Index fell by 2.31%. In the U.S., the DJIA and the Standard & Poor's 500 (R) Index each experienced their largest one-day drop in many years, falling by 3.29% and 3.46%, respectively. Treasury yields fell across the yield curve and credit spreads widened as investors fled to quality. Headlines highlighting problems in the subprime mortgage market added fuel to the U.S. reaction to world events.


How did you manage the portfolio during the six-month period?

In accordance with the Fund's prospectus, the Fund has continued to invest substantially all of its assets in the 10 highest dividend-yielding stocks in the DJIA. Trading activity during the fourth quarter of 2006 was driven by the annual rebalancing of the Dow Jones 10 Index and the Fund's annual repurchase offer for outstanding shares. Both events marginally impacted the portfolio as the Fund's underlying holdings in the Dow Jones 10 Index stocks had to be re-balanced on the Index reconstitution date, December 31, 2006. Per Index rules, the 10 highest dividend-yielding stocks within the DJIA as determined two trading days prior to the last day of the calendar year, are included in the Index for the upcoming year. General Electric Co. replaced The Coca-Cola Co. in the rebalance for 2007. The Coca-Cola Co.'s strong performance in 2006 resulted in its dividend yield falling below the dividend yield on General Electric Co. The Fund correspondingly replaced its holdings of The Coca-Cola Co. with General Electric Co. The Fund also readjusted its holdings in the nine other Dow 10 Index stocks to equal their respective weightings in the Index, which changed slightly to account for market fluctuations during 2006. The repurchase offer resulted in the repurchase of 25% of the Fund's outstanding shares (the maximum amount permissible under applicable law) and appropriate liquidity was maintained to accommodate the repurchase offer.

During the first quarter of 2007, the Fund's existing VPF contracts matured, resulting in the delivery of the Other Stocks to offset these positions. At the various expiration dates of the existing VPF contracts, the Fund made its full economic gain on eight of the 16 Other Stocks. The remaining Other Stock transactions expired out-of-the-money.

As each VPF contract matured, a new Other Stock VPF contract was executed to maintain the Fund's economic exposure to the Other Stock portfolio. The 16 VPF contracts were replaced by a total of 15 new contracts. The new contracts were structured so that in total approximately 2% of the Fund's capital is at risk on the contracts. The Fund will participate in the appreciation of the Other Stocks between approximately 4.5% and 8.5%. Any loss in the Other Stocks due to their potential decline is strictly limited by the risk-controlled structure of the VPF contracts.


Rob A. Guttschow
Portfolio Manager


April 18, 2007


   Dow Jones Industrial Average and DJIA are service marks of Dow Jones & Company, Inc.

   Standard & Poor's 500 is a registered trademark of the McGraw-Hill Companies.



DEFINED STRATEGY FUND INC.                                       MARCH 31, 2007



Schedule of Investments as of March 31, 2007 (Unaudited)


                                                       Shares
Industry       Common Stocks                             Held             Value

Automobiles--9.6%

               General Motors Corp.                   292,409    $    8,959,412

Biotechnology--5.3%

               Amgen, Inc. (a)                         88,000         4,917,440

Chemicals--9.8%

               E.I. du Pont de Nemours & Co.          183,877         9,089,040

Computers & Peripherals--6.0%

               Dell, Inc. (a)                         240,000         5,570,400

Diversified Financial Services--18.6%

               Citigroup, Inc.                        161,453         8,288,997
               JPMorgan Chase & Co.                   185,671         8,982,763
                                                                 --------------
                                                                     17,271,760

Diversified Telecommunication Services--20.5%

               AT&T Inc.                              251,149         9,902,805
               Verizon Communications, Inc.           241,282         9,149,413
                                                                 --------------
                                                                     19,052,218

Health Care Providers & Services--6.4%

               DaVita, Inc. (a)                       112,000         5,971,840

Household Durables--7.1%

               Mohawk Industries, Inc. (a)             81,000         6,646,050

Independent Power Producers &
Energy Traders--8.7%

               NRG Energy, Inc. (a)                   112,000         8,068,480

Industrial Conglomerates--9.2%

               General Electric Co.                   241,282         8,531,731

Machinery--8.2%

               Terex Corp. (a)                        107,000         7,678,320

Media--6.0%

               Comcast Corp. Special Class A (a)      219,000         5,577,930

Multiline Retail--14.7%

               Kohl's Corp. (a)                        91,000         6,971,510
               Sears Holdings Corp. (a)                37,000         6,665,920
                                                                 --------------
                                                                     13,637,430



                                                       Shares
Industry       Common Stocks                             Held             Value

Pharmaceuticals--25.9%

               Forest Laboratories, Inc. (a)          123,000    $    6,327,120
               Merck & Co., Inc.                      205,404         9,072,695
               Pfizer, Inc.                           346,226         8,745,669
                                                                 --------------
                                                                     24,145,484

Software--6.9%

               Oracle Corp. (a)                       354,000         6,418,020

Specialty Retail--22.0%

               AnnTaylor Stores Corp. (a)             190,000         7,368,200
               AutoZone, Inc. (a)                      52,000         6,663,280
               Bed Bath & Beyond, Inc. (a)            160,000         6,427,200
                                                                 --------------
                                                                     20,458,680

Textiles, Apparel &
Luxury Goods--7.5%

               Coach, Inc. (a)                        140,000         7,007,000

Tobacco--9.9%

               Altria Group, Inc.                     104,944         9,215,133

               Total Common Stocks
               (Cost--$167,080,162)--202.3%                         188,216,368



        Face
       Amount   Short-Term Securities

Time Deposits--1.3%

   $1,226,528   State Street Bank & Trust Co., 4.25%
                  due 4/02/2007                                       1,226,528

                Total Short-Term Securities
                (Cost--$1,226,528)--1.3%                              1,226,528

Total Investments
(Cost--$168,306,690*)--203.6%                                       189,442,896
Liabilities in Excess of Other Assets--(103.6%)                    (96,395,423)
                                                                 --------------
Net Assets--100.0%                                               $   93,047,473
                                                                 ==============


  * The cost and unrealized appreciation (depreciation) of investments as of March 31, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                 $    172,676,635
                                                   ================
    Gross unrealized appreciation                  $     20,460,030
    Gross unrealized depreciation                       (3,693,769)
                                                   ----------------
    Net unrealized appreciation                    $     16,766,261
                                                   ================

(a) Non-income producing security.

  o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

  o Variable prepaid forward contracts as of March 31, 2007 were as follows:

       Shares
         Held     Issue++                                         Value

      190,000     AnnTaylor Stores Corp.                 $  (7,207,523)
       88,000     Amgen, Inc.                               (4,897,692)
       52,000     AutoZone, Inc.                            (6,525,948)
      160,000     Bed Bath & Beyond, Inc.                   (6,305,934)
      140,000     Coach, Inc.                               (6,858,360)
      219,000     Comcast Corp. Special Class A             (5,521,977)
      112,000     DaVita, Inc.                              (5,889,397)
      240,000     Dell, Inc.                                (5,511,267)
      123,000     Forest Laboratories, Inc.                 (6,213,815)
       91,000     Kohl's Corp.                              (6,820,432)
       81,000     Mohawk Industries, Inc.                   (6,514,080)
      112,000     NRG Energy, Inc.                          (7,882,739)
      354,000     Oracle Corp.                              (6,301,667)
       37,000     Sears Holdings Corp.                      (6,526,985)
      107,000     Terex Corp.                               (7,513,465)
                                                         --------------
                  Total (Proceeds--$91,280,301)          $ (96,491,281)
                                                         ==============

        ++ Non-income producing securities.

    See Notes to Financial Statements.



DEFINED STRATEGY FUND INC.                                       MARCH 31, 2007


Statement of Assets, Liabilities and Capital

As of March 31, 2007 (Unaudited)
Assets

       Investments in unaffiliated securities, at value (identified cost--$168,306,690)                           $   189,442,896
       Receivables:
           Dividends                                                                           $       235,864
           Interest                                                                                        145            236,009
                                                                                               ---------------
       Prepaid expenses                                                                                                    10,616
                                                                                                                  ---------------
       Total assets                                                                                                   189,689,521
                                                                                                                  ---------------

Liabilities

       Variable prepaid forward contracts, at value (proceeds--$91,280,301)                                            96,491,281
       Payable to investment adviser                                                                                       57,765
       Accrued expenses                                                                                                    93,002
                                                                                                                  ---------------
       Total liabilities                                                                                               96,642,048
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $    93,047,473
                                                                                                                  ===============

Capital

       Common Stock, par value $.001 per share, 100,000,000 shares authorized                                     $         4,222
       Paid-in capital in excess of par                                                                                78,710,974
       Undistributed investment income--net                                                    $       569,444
       Accumulated realized capital losses--net                                                    (2,162,393)
       Unrealized appreciation--net                                                                 15,925,226
                                                                                               ---------------
       Total accumulated earnings--net                                                                                 14,332,277
                                                                                                                  ---------------
       Total Capital--Equivalent to $22.04 per share based on 4,221,696 shares of
       Common Stock outstanding (market price--$20.34)                                                            $    93,047,473
                                                                                                                  ===============

       See Notes to Financial Statements.


DEFINED STRATEGY FUND INC.                                       MARCH 31, 2007


Statement of Operations

For the Six Months Ended March 31, 2007 (Unaudited)
Investment Income

       Dividends                                                                                                  $     1,901,597
       Interest                                                                                                            22,777
                                                                                                                  ---------------
       Total income                                                                                                     1,924,374
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $       443,723
       Professional fees                                                                                38,049
       Directors' fees and expenses                                                                     30,687
       Accounting services                                                                              15,662
       Transfer agent fees                                                                              14,371
       Printing and shareholder reports                                                                 13,993
       Licensing fees                                                                                   10,342
       Custodian fees                                                                                    9,124
       Listing fees                                                                                      8,400
       Repurchase offer fees                                                                             8,320
       Pricing fees                                                                                        576
       Other                                                                                            11,679
                                                                                               ---------------
       Total expenses                                                                                                     604,926
                                                                                                                  ---------------
       Investment income--net                                                                                           1,319,448
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                                          4,885,593
           Variable prepaid forward contracts--net                                                   (991,055)          3,894,538
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                          2,080,126
           Variable prepaid forward contracts--net                                                   (878,222)          1,201,904
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                                          5,096,442
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $     6,415,890
                                                                                                                  ===============

       See Notes to Financial Statements.



DEFINED STRATEGY FUND INC.                                       MARCH 31, 2007


Statements of Changes in Net Assets

                                                                                                 For the Six         For the
                                                                                                 Months Ended       Year Ended
                                                                                                March 31, 2007    September 30,
Increase (Decrease) in Net Assets:                                                               (Unaudited)           2006
Operations

       Investment income--net                                                                  $     1,319,448    $     3,331,570
       Realized gain (loss)--net                                                                     3,894,538        (6,051,121)
       Change in unrealized appreciation/depreciation--net                                           1,201,904         25,638,066
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          6,415,890         22,918,515
                                                                                               ---------------    ---------------

Dividends to Shareholders

       Investment income--net                                                                      (1,532,184)        (3,627,054)
                                                                                               ---------------    ---------------

Common Stock Transactions

       Net redemption of Common Stock resulting from a repurchase offer (includes
       $14,072 of repurchase fees)                                                                (30,916,865)       (33,417,064)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from Common Stock transactions                        (30,916,865)       (33,417,064)
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                               (26,033,159)       (14,125,603)
       Beginning of period                                                                         119,080,632        133,206,235
                                                                                               ---------------    ---------------
       End of period*                                                                          $    93,047,473    $   119,080,632
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $       569,444    $       782,180
                                                                                               ===============    ===============

             See Notes to Financial Statements.



DEFINED STRATEGY FUND INC.                                       MARCH 31, 2007


Statement of Cash Flows

For the Six Months Ended March 31, 2007 (Unaudited)
Cash Provided by Operating Activities

       Net increase in net assets resulting from operations                                                       $     6,415,890
       Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
           Decrease in receivables                                                                                         62,274
           Decrease in other liabilities                                                                                 (13,071)
           Realized and unrealized gain--net                                                                          (5,096,442)
       Proceeds from sales of long-term securities                                                                    152,938,024
       Purchases of long-term securities                                                                            (110,562,269)
       Proceeds from sales of short-term investments--net                                                                  33,268
                                                                                                                  ---------------
       Net cash provided by operating activities                                                                       43,777,674
                                                                                                                  ---------------

Cash Used for Financing Activities

       Cash payments of variable prepaid foreign contracts                                                           (11,328,625)
       Net redemption of Common Stock from repurchase offer                                                          (30,916,865)
       Dividends paid to shareholders                                                                                 (1,532,184)
                                                                                                                  ---------------
       Cash used for financing activities                                                                            (43,777,674)
                                                                                                                  ---------------

Cash

       Net increase in cash                                                                                                    --
       Cash at beginning of period                                                                                             --
                                                                                                                  ---------------
       Cash at end of period                                                                                                   --
                                                                                                                  ===============

       See Notes to Financial Statements.



DEFINED STRATEGY FUND INC.                                       MARCH 31, 2007


Financial Highlights

                                                                                                                 For the Period
                                                                              For the Six          For the        December 28,
                                                                              Months Ended        Year Ended       2004++ to
The following per share data and ratios have been derived                    March 31, 2007     September 30,    September 30,
from information provided in the financial statements.                        (Unaudited)            2006             2005
Per Share Operating Performance

       Net asset value, beginning of period                                 $         21.16    $         17.75    $         19.10
                                                                            ---------------    ---------------    ---------------
       Investment income--net***                                                        .26                .54                .40
       Realized and unrealized gain (loss)--net                                     .89++++           3.42++++             (1.45)
                                                                            ---------------    ---------------    ---------------
       Total from investment operations                                                1.15               3.96             (1.05)
                                                                            ---------------    ---------------    ---------------
       Less dividends from investment income--net                                     (.27)              (.55)              (.26)
                                                                            ---------------    ---------------    ---------------
       Offering costs resulting from the issuance of Common Stock                        --                 --              (.04)
                                                                            ---------------    ---------------    ---------------
       Net asset value, end of period                                       $         22.04    $         21.16    $         17.75
                                                                            ===============    ===============    ===============
       Market price per share, end of period                                $         20.34    $         19.65    $         16.25
                                                                            ===============    ===============    ===============

Total Investment Return**

       Based on net asset value per share                                          5.56%+++             23.16%         (5.63%)+++
                                                                            ===============    ===============    ===============
       Based on market price per share                                             4.90%+++             24.93%        (17.49%)+++
                                                                            ===============    ===============    ===============

Ratios to Average Net Assets

       Expenses, net of reimbursement                                                1.12%*              1.15%             1.01%*
                                                                            ===============    ===============    ===============
       Expenses                                                                      1.12%*              1.15%             1.02%*
                                                                            ===============    ===============    ===============
       Investment income--net                                                        2.44%*              2.94%             2.89%*
                                                                            ===============    ===============    ===============

Supplemental Data

       Net assets, end of period (in thousands)                             $        93,047    $       119,081    $       133,206
                                                                            ===============    ===============    ===============
       Portfolio turnover++++++                                                      51.95%             48.37%                 0%
                                                                            ===============    ===============    ===============

        * Annualized.

       ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

      *** Based on average shares outstanding.

       ++ Commencement of operations.

     ++++ Includes repurchase fees, which are less than $.01 per share.

   ++++++ Includes the periodic turnover of the securities related to the variable prepaid forward contracts.

      +++ Aggregate total investment return.

          See Notes to Financial Statements.



DEFINED STRATEGY FUND INC.                                       MARCH 31, 2007



Notes to Financial Statements (Unaudited)


1. Significant Accounting Policies:
Defined Strategy Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company with a fixed term of existence. The Fund pursues its investment objective by investing substantially all of its net assets, in approximately equal amounts, in the 10 highest dividend-yielding stocks in the Dow Jones Industrial Average (as of a date determined once each year) (the "Stocks"). To enhance its returns, the Fund will simultaneously enter into variable prepaid forward contracts, with terms of approximately one year, to sell liquid equity securities and will use the proceeds to purchase those same liquid equity securities other than the Stocks. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol DSF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements and variable prepaid forward contracts are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed-income securities, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



DEFINED STRATEGY FUND INC.                                       MARCH 31, 2007



Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase the return of the Fund. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index or if the counterparty does not perform under the contract.

* Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Variable prepaid forward contracts--The Fund will enter into variable prepaid forward contracts with terms of approximately one year to sell liquid equity securities and will use the sale proceeds to purchase those same liquid equity securities. In a variable prepaid forward contract, the amount of shares (or their cash equivalent) that the seller is required to deliver at maturity varies as a function of the stock's performance. The variable prepaid forward contracts will be prepaid by the counterparties to these transactions and as a result the Fund will not be exposed to any risk that counterparties to these transactions will be unable to meet their obligations under the arrangements. The liquid equity securities may serve as collateral for the Fund's obligation under the variable prepaid forward contracts.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In September 2006, "Statement of Financial Accounting Standards No. 157, Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.



DEFINED STRATEGY FUND INC.                                       MARCH 31, 2007



Notes to Financial Statements (concluded)


In addition, in February 2007, FASB issued "Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with IQ Investment Advisors LLC ("IQ"), an indirect subsidiary of Merrill Lynch & Co., Inc.
("ML & Co."). IQ is responsible for the investment advisory, management and administrative services to the Fund. In addition, IQ provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund will pay a monthly fee at an annual rate equal to .82% of the average daily value of the Fund's net assets plus borrowings for leverage and other investment purposes. In addition, IQ has entered into a Subadvisory Agreement with Nuveen Asset Management ("Nuveen") pursuant to which Nuveen provides certain investment advisory services to IQ with respect to the Fund. For such services, IQ will pay Nuveen a monthly fee at an annual rate equal to .35% of the average daily value of the Fund's net assets plus borrowings for leverage and other investment purposes. There is no increase in the aggregate fees paid by the Fund for these services.

On September 29, 2006, BlackRock, Inc. ("BlackRock") and ML & Co. combined
ML & Co.'s investment management business, Merrill Lynch Investment Managers, L.P. and its affiliates, with BlackRock to create a new independent company. ML & Co. owns up to a 49.8% economic interest and up to a 45% voting interest in the combined company, and The PNC Financial Services Group, Inc., has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members. IQ remains an indirect subsidiary of ML & Co.

Effective October 2, 2006, IQ has entered into an Administration Agreement with Princeton Administrators, LLC (the "Administrator"). The Administration Agreement provides that IQ will pay the Administrator a fee from its investment advisory fee at an annual rate equal to .12% of the average daily value of the Fund's net assets plus borrowings for leverage and other investment purposes for the performance of administrative and other services necessary for the operation of the Fund. There is no increase in the aggregate fees paid by the Fund for these services. The Administrator is an indirect subsidiary of BlackRock.

Certain officers of the Fund are officers of IQ and/or ML & Co. Effective September 29, 2006, certain officers of the Fund are officers of BlackRock or its affiliates.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2007 were $110,562,269 and $152,938,024, respectively.


4. Common Stock Transactions:
The Fund is authorized to issue 100,000,000 shares of stock, all of which are initially classified as Common Stock, par value $.001. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of Common Stock without approval of the holders of Common Stock.

Shares issued and outstanding during the six months ended March 31, 2007 and the year ended September 30, 2006, decreased by 1,407,231 and 1,876,309, respectively, as a result of repurchase offers.

The Fund will make offers to repurchase its shares at annual (approximately 12-month) intervals. The shares tendered in the repurchase offer will be subject to a repurchase fee retained by the Fund to compensate the Fund for expenses directly related to the repurchase offer.


5. Capital Loss Carryforward:
On September 30, 2006, the Fund had a net capital loss carryforward of $5,810, all of which expires in 2014.


6. Subsequent Event:
The Fund paid an ordinary income dividend to holders of Common Stock in the amount of $.134885 per share on April 30, 2007 to shareholders of record on April 20, 2007.



DEFINED STRATEGY FUND INC.                                       MARCH 31, 2007



Fundamental Periodic Repurchase Policy


The Board of Directors approved a fundamental policy whereby the Fund would adopt an "interval fund" structure pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the "1940 Act"). As an interval fund, the Fund will make annual repurchase offers at net asset value (less repurchase fee not to exceed 2%) to all Fund shareholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund's Board of Directors shortly before the commencement of each offer, and will be between 5% and 25% of the Fund's then outstanding shares.

The Fund has adopted the following fundamental policy regarding periodic repurchases:

a) The Fund will make offers to repurchase its shares at annual (approximately 12-month) intervals pursuant to Rule 23c-3 under the 1940 Act ("Offers"). The Board of Directors may place such conditions and limitations on an Offer, as may be permitted under Rule 23c-3.

b) The repurchase request deadline for each Offer, by which the Fund must receive repurchase requests submitted by shareholders in response to the most recent Offer, will be determined by reference to the Fund's initial repurchase request deadline of December 22, 2005, and thereafter upon the approximate anniversary date of the repurchase request deadline for the previous year (the "Repurchase Request Deadline").

c) The maximum number of days between a Repurchase Request Deadline and the next repurchase pricing date will be fourteen days; provided that if the fourteenth day after a Repurchase Request Deadline is not a business day, the repurchase pricing date shall be the next business day (the "Repurchase Pricing Date").

d) Offers may be suspended or postponed under certain circumstances, as provided for in Rule 23c-3. (For further details, see Note 4 to the Financial Statements.)

Under the terms of the Offer for the most recent annual period, the Fund offered to purchase up to 1,407,231 shares from shareholders at an amount per share equal to the Fund's net asset value per share calculated as of the close of business of the New York Stock Exchange on January 4, 2007, eight business days after Thursday, December 21, 2006, the Repurchase Request Deadline. As of January 4, 2007, 1,407,231 shares, or 25% of the Fund's outstanding shares, were purchased by the Fund at $21.98 per share (subject to a repurchase fee of 0.09% of the net asset value per share); the Fund's net asset value per share was determined as of 4:00 p.m. EST, Thursday, January 4, 2007.




Officers and Directors


William J. Rainer, Director and Chairman of the Board
Paul Glasserman, Director and Chairman of the Audit
     Committee
Steven W. Kohlhagen, Director and Chairman of the
     Nominating and Corporate Governance
     Committee
Mitchell M. Cox, President
James E. Hillman, Vice President and Treasurer
Donald C. Burke, Vice President and Secretary
Martin G. Byrne, Chief Legal Officer
Jeffrey Hiller, Fund Chief Compliance Officer
Justin C. Ferri, Vice President
Jay M. Fife, Vice President
Colleen R. Rusch, Vice President


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
The Bank of New York
101 Barclay Street--11 East
New York, NY 10286


NYSE Symbol
DSF


DEFINED STRATEGY FUND INC.                                       MARCH 31, 2007


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers -


Period                  (a) Total      (b) Average            (c) Total Number of        (d) Maximum Number (or
                        Number of      Price Paid per         Shares Purchased as Part   Approx. Dollar Value) of
                        Shares         Share                  of Publicly Announced      Shares that May Yet Be
                        Purchased                             Plans or Programs          Purchased Under the Plans
                                                                                         or Programs
October 1-31, 2006

November 1-30, 2006

December 1-31, 2006

January 1-31, 2007      1,407,231      $21.98 per Share (1)      1,407,231 (2)                     0

February 1-28, 2007

March 1-31, 2007

Total:                  1,407,231      $21.98 per Share (1)      1,407,231 (2)                     0

  (1) Subject to a repurchase fee of 0.09% of the net asset value per share.

  (2) On November 3, 2006, the repurchase offer was announced to repurchase up to 25% of outstanding shares. The expiration date of the offer was December 21, 2006. The registrant may conduct annual repurchases for between 5% and 25% of its outstanding shares pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended.

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Defined Strategy Fund Inc.


By:    /s/ Mitchell M. Cox
       -------------------
       Mitchell M. Cox,
       Chief Executive Officer of
       Defined Strategy Fund Inc.


Date: May 21, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Mitchell M. Cox
       -------------------
       Mitchell M. Cox,
       Chief Executive Officer of
       Defined Strategy Fund Inc.


Date: May 21, 2007


By:    /s/ James E. Hillman
       --------------------
       James E. Hillman,
       Chief Financial Officer of
       Defined Strategy Fund Inc.


Date: May 21, 2007